UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 23, 2009

Echo Therapeutics, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Forge Parkway
Franklin, Massachusetts	02038
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code: (508) 553-8850
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 23, 2009, Echo Therapeutics, Inc. (the “Company”) and Imperium Master Fund, Ltd. (“Imperium”) entered into an amendment agreement (the “April Amendment”) pursuant to which the Company and Imperium agreed to extend the maturity date of the Original Issue Discount Senior Secured Notes issued by the Company to Imperium on March 24, 2008 (the “March Note”) and April 24, 2008 (the “April Note”) to May 31, 2009. The March Note and the April Note, which were issued by the Company to Imperium pursuant to a Securities Purchase and Loan Agreement between the Company and Imperium dated as of March 24, 2008 (as amended to date, the “Loan Agreement”), originally had maturity dates of March 24, 2009 and April 24, 2009, respectively. The maturity date of the March Note was extended to April 24, 2009 pursuant to an amendment agreement between the Company and Imperium dated March 23, 2009 (the “March Amendment”). The purpose of the maturity date extensions is to provide the Company and Imperium sufficient time to amend the Loan Agreement, the March Note, the April Note and each senior secured note issued by the Company thereunder (collectively, the “Notes”), to provide for, subject to certain conditions, at least a one one-year extension of the maturity date of each of the Notes.
     The terms of the Loan Agreement and the March Note are further described in the Company’s current report on Form 8-K, dated March 24, 2008 and filed with the Securities and Exchange Commission on March 26, 2008. The terms of the April Note are further described in the Company’s current report on Form 8-K, dated April 24, 2008 and filed with the Securities and Exchange Commission on April 28, 2008. The terms of the March Amendment are further described in the Company’s current report on Form 8-K, dated March 23, 2009 and filed with the Securities and Exchange Commission on March 23, 2009. The foregoing descriptions of the April Amendment, the March Amendment, the March Note and the April Note do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibit 10.1 to this current report on Form 8-K, as Exhibit 10.1 to the Company’s current report on Form 8-K dated as of March 23, 2009, as Exhibit 10.2 to the Company’s current report on Form 8-K dated as of March 24, 2008, and as Exhibit 10.2 to the Company’s current report on Form 8-K dated as of April 24, 2008, respectively, and are incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.

Dated: April 24, 2009
	By:	/s/ Harry G. Mitchell
Harry G. Mitchell
Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment agreement by and between the Company and Imperium Master Fund, Ltd. dated April 23,
2009.